Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report of International Paper Company (the “Company”) on Form 10-K for the period ending December 31, 2011 for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. John V. Faraci, Chief Executive Officer of the Company, and Carol L. Roberts, Chief Financial Officer of the Company, each certify that, to the best of his or her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN V. FARACI
John V. Faraci Chairman and Chief Executive Officer
February 27, 2012

/S/ CAROL L. ROBERTS
Carol L. Roberts Senior Vice President and Chief Financial Officer
February 27, 2012